                             THE ARCH FUND(R), INC.
                                  (THE "FUND")

                        THE ARCH EQUITY INCOME PORTFOLIO
                 THE ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO

                              INSTITUTIONAL SHARES


                       Supplement dated February 18, 1997
                      to the Prospectus dated May 13, 1996
                         (as revised January 21, 1997)


        The expense table in the section entitled "EXPENSE SUMMARY FOR INSTITUTIONAL SHARES" on page 3 of the Prospectus is amended and restated to read as follows:



                                                     Equity                           Intermediate
                                                     Income                          Corporate Bond
                                                    Portfolio                           Portfolio
                                                    ---------                           ---------
Annual Portfolio Operating
  Expenses (as a percentage of
  average net assets)
Investment Advisory Fees (net
   of fee waivers)(1)..................                .00%                              .00%
  12b-1 Fees...........................                .00%                              .00%
Other Expenses (including
  administration fees,
  administrative services
  fees, sub-transfer agency fees
  (if any), and other expenses)
  (net of fee waivers and
  expense reimbursements)(2)(3)........                .23%                              .23%
                                                       ---                               ---
Total Portfolio Operating
  Expenses (net of
  fee waivers and expense
  reimbursements)(3) ..................                .23%                              .23%
                                                       ===                               ===


---------------------------


(1) Without fee waivers, investment advisory fees for the Equity Income and Intermediate Corporate Bond Portfolios would be .75% and .55%, respectively.

(2) Without fee waivers, administrative fees for each Portfolio would be 0.20%. Administrative services fees are payable at an annual rate not to exceed 0.30%.

(3) Without fee waivers and expense reimbursements, Other Expenses would be .68% and .68% and Total Portfolio Operating Expenses would be 1.43% and 1.23% for the Equity Income and Intermediate Corporate Bond Portfolios, respectively.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE